UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2023
Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

	Delaware		001-34249	95-0725980
	(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

	1912 Farmer Brothers Drive,	Northlake,	Texas	76262
(Address of Principal Executive Offices) (Zip Code)

		682	549-6600
(Registrant’s Telephone Number, Including Area Code)

None
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Class		Trading Symbol(s)	Name of Each Exchange on Which Registered
	Common Stock, $1.00 par value		FARM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.
On November 7, 2023, Farmer Bros. Co. (the “Company”) entered into a letter agreement (the “Agreement”) with JCP Investment Partnership, LP (collectively with JCP Investment Partners, LP, JCP Investment Holdings, LLC, JCP Investment Management, LLC and James C. Pappas, “JCP”), 22NW, LP, (collectively with 22NW Fund, LP, 22NW Fund GP, LLC, 22NW GP, Inc., Aron R. English, "22NW") and Bryson O. Hirai-Hadley.
The Agreement provides that (i) the Company shall accept the notice submitted by Alfred Poe (the “Poe Notice”), notifying the Company of his decision not to stand for re-election as a director of the Company at the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”); (ii) the Company’s Board of Directors (the “Board”) shall nominate Stacy Loretz-Congdon, David A. Pace, Bradley L. Radoff, Waheed Zaman and the Company’s Chief Executive Officer for election as directors of the Company at the 2023 Annual Meeting, each with a term expiring at the Company’s 2024 Annual Meeting of Stockholders; and (iii) the Nominating and Corporate Governance Committee of the Board shall identify independent and qualified candidates for the Board, from which the Board will either (a) nominate one additional candidate (the “New Director”) for election as a director by the stockholders of the Company at the 2023 Annual Meeting or (b) appoint the New Director to the Board as soon as practicable following the 2023 Annual Meeting; provided that the Company shall consult with JCP and 22NW regarding the selection of the New Director and consider their views in good faith.
The Agreement further provides that, promptly following the appointment or election of the New Director to the Board, as the case may be, the Board shall (i) fix the size of the Board at six members and (ii) elect the New Director as the Chairman of the Board.
The Agreement will terminate on the date that the New Director is appointed or elected to the Board, as applicable.
Concurrently with the execution of the Agreement, JCP irrevocably withdrew its notice of intent to nominate three candidates for election to the Board at the 2023 Annual Meeting.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.02. Results of Operations and Financial Condition.
On November 9, 2023, the Company issued a press release (the “Earnings Release”) announcing its financial results for its first fiscal quarter ended September 30, 2023. In addition, the Company published a letter to shareholders, which contains a discussion on the quarterly results and more details on the financial results (the “Shareholder Letter”). The Shareholder Letter can be found on the Company’s website at www.farmerbros.com under “Investor Relations.” A copy of the Earnings Release and the Shareholder Letter are furnished herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.
The Company will host an audio-only investor conference call at 5:00 p.m. Eastern time (4:00 p.m. Central time) on November 9, 2023 to review the Company’s results for its first fiscal quarter ended September 30, 2023. Interested parties may access the webcast via the Investor Relations section of the Company’s website. Participants who pre-register will receive an email with dial-in information, which will allow them to bypass the live operator. A replay of the webcast will be available shortly after and for at least 30 days on the Investor Relations section of the Company’s website.
The webcast replay will be available approximately two hours after the end of the live webcast and will be available for at least 30 days on the Investor Relations section of the Company’s website.
As provided in General Instruction B.2. of Form 8-K, the information and exhibits furnished pursuant to Item 2.02 of this report are being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 7, 2023, the Company accepted the Poe Notice. As set forth in the Agreement, Mr. Poe will serve out the rest of his term as a director of the Company, which will expire as of immediately prior to the 2023 Annual Meeting. Mr. Poe’s departure from the Board is not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1
Letter Agreement, dated November 7, 2023, by and among the Company, JCP Investment Partnership, LP, JCP Investment Partners, LP, JCP Investment Holdings, LLC, JCP Investment Management, LLC, James C. Pappas, 22NW, LP, 22NW Fund, LP, 22NW Fund GP, LLC, 22NW GP, Inc., Aron R. English and Bryson O. Hirai-Hadley.

99.1	Press Release of Farmer Bros. Co. dated November 9, 2023
99.2	Shareholder Letter, dated November 9, 2023
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:    November 9, 2023

FARMER BROS. CO.

By:	/s/ Jared Vitemb
Jared Vitemb
VP, General Counsel, Chief Compliance Officer and Secretary